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                                                                   Exhibit 10.56

                                 AMENDMENT NO. 1

                                     TO THE

                             SUBSCRIPTION AGREEMENT



         THIS AMENDMENT NO. 1 TO THE SUBSCRIPTION AGREEMENT ("Amendment No. 1") amends that certain Common Stock Subscription Agreement (the "Original Agreement") entered into as of _______, 2002, by and between SLW Enterprises Inc., a Washington corporation (the "Issuer") and the subscriber executing this Amendment No. 1 (the "Subscriber") (together, the "parties").

1. DEFINITIONS; REFERENCES. All capitalized terms used in this Amendment No. 1 not defined herein shall have the meanings given them in the Original Agreement. References in this Amendment No.1 and in the Original Agreement to "this Agreement," "herein," "hereto" and words of similar import shall mean the Original Agreement as modified by this Amendment No. 1.

2. SECTION REFERENCES. References to Sections herein shall refer to Sections in this Amendment No. 1. References to the Original Agreement Sections shall refer to Sections in the Original Agreement.

3. EFFECT OF AMENDMENT NO. 1. This Amendment No. 1 modifies the Original Agreement. The Original Agreement, as amended by this Amendment No. 1, is in full force and effect, and the parties hereby ratify and affirm the same. In the event of any conflict between the provisions of the Original Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

4. AMENDMENT OF ORIGINAL AGREEMENT SECTION 1.1.2. The maximum number of shares that may be sold to all Subscribers is 2,000,000 shares (the "Maximum Shares").

5. AMENDMENT OF ORIGINAL AGREEMENT SECTION 1.2. Original Agreement Section 1.2 is hereby superseded and replaced in its entirety by the following:

         1.2 Closing. The closing of the sale of the Common Stock hereunder will occur upon satisfaction of all conditions described in this Agreement and is contingent upon the closing of a voluntary share exchange transaction that includes the exchange of no less than 80% of the outstanding common stock of HiEnergy Microdevices, Inc. for the common stock of the Issuer (the date of the occurrence of the voluntary share exchange closing, hereafter referred to as the "Closing Date"). If the Closing Date does not occur on or before April 30, 2002, unless extended to a later date by the Issuer pursuant to the written consent of the Subscriber in the form of a revised Order to Release Funds delivered on or before April 30, 2002 to the Issuer, the escrowed funds will be promptly returned to the Subscriber, without interest, pursuant to an Order to Release Funds, the form of which is attached hereto as Exhibit B, executed by the Subscriber and delivered to Ogden Murphy Wallace, PLLC pursuant to Section 11 of this Agreement. The Issuer may conduct one or more additional financings with different Closings

Amendment No. 1 to Subscription Agreement - Page 1


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         until the  Maximum  Shares  have been  sold.  The final  closing of the offering (the "Final Closing") is expected to occur on or before thirty
         (30) days following the Closing Date, except that the Final Closing is subject to extension by the Issuer in its sole discretion for up to 60 days following the Closing Date (the "Final Closing Date").

6. ACKNOWLEDGMENTS OF SUBSCRIBER. The Subscriber acknowledges receipt of the following additional disclosure materials from the Issuer and HiEnergy Microdevices, Inc. and acknowledges and understands that its decision to invest in the Issuer is solely based upon the written information provided to the Subscriber by the Issuer and HiEnergy Microdevices, Inc.:

         o Amended and Restated Private Placement Offering Memorandum dated April 2, 2002;

         o Private Placement Offering Memorandum dated March 28, 2002 distributed to the shareholders of HiEnergy Microdevices, Inc., including unaudited financial statements of HiEnergy Microdevices, Inc. and pro forma financial information of the Issuer;

         o        Report on Form 8-K dated  February  20, 2002 filed on March 7,
                  2002;

         o Quarterly report on Form 10-QSB for the quarter ended January 31, 2002 filed on March 15, 2002;

         o Articles of Incorporation of SLW, filed on June 6, 2000 as an exhibit to SLW's registration statement on Form SB-2;

         o Bylaws of SLW, executed on June 6, 2000 as an exhibit to SLW's registration statement on Form SB-2;

         o        Form of Shareholder's Agreement;

         o        Assignment of Patents to HiEnergy Microdevices, Inc.

7. SUBSCRIPTION. The Subscriber reaffirms its intention to subscribe for the number of shares referred to in Original Agreement Section 11.4 of the Original Agreement at $1.00 per share.

8. PURPOSE AND EFFECT. The purpose of this Amendment No. 1 is (i) to revise the provision concerning Closing of this subscription to be contingent upon the closing of the voluntary share exchange transaction described in the amended
Section 1.2 and (ii) to provide the Subscriber with further written disclosure materials upon which to base his or her investment decision.

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Amendment No. 1 to Subscription Agreement - Page 2

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                       INDIVIDUAL INVESTOR SIGNATURE PAGE



         IN  WITNESS  WHEREOF,   the  undersigned  parties  have  executed  this
Amendment No. 1 as of the date set forth below.



Dated: _____________, 2002



-------------------                          ---------------------------------
Signature                                    Signature (if purchasing jointly)



-------------------                          ---------------------------------
Name Typed or Printed                        Name Typed or Printed



ISSUER USE ONLY:

         This Amendment No. 1 is agreed to and accepted [ ] IN FULL or [ ] to the extent of ________ shares of Common Stock as of __________, 2002.



                                                     SLW ENTERPRISES INC.

                                                     By: ___________________

                                                     Name: _________________

                                                     Title: __________________





Amendment No. 1 to Subscription Agreement - Page 3

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                            CERTIFICATE OF SIGNATORY

   (To be completed if the Common Stock is being subscribed for by an entity)





I, __________________________________, am the ___________________(position)

of _____________________________________________________________ (the "Entity").


         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Common Stock and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this _____ day of _____________, 2002.



                                            ------------------------------------
                                            (Signature)

                                            Name (Printed):_____________________

                                            Title:______________________________




Amendment No. 1 to Subscription Agreement - Page 5